                         FIRST CAROLINA INVESTORS, INC.

                             REPORT TO SHAREHOLDERS

                                 JUNE 30, 2001

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
                             JUNE 30, 2001 AND 2000
                                  (UNAUDITED)

                                                                  2001            2000
                                                              ------------    ------------
                                          ASSETS

Investments in securities, at value (cost of $43,506,795 in
  2001 and $29,673,225 in 2000..............................  $ 83,782,587    $ 89,106,418
Cash, including short term investments of $32,196,384 in
  2001 and $7,533,439 in 2000...............................    32,190,269       7,513,706
Mortgage loans, secured by real estate......................        50,734          52,513
Real estate.................................................     2,000,000       2,000,000
Investment in joint venture.................................            --          75,000
Amounts due from sale of security...........................            --          43,286
Accrued dividend and interest receivable....................       408,256          55,560
Other assets................................................     2,893,230       2,823,510
                                                              ------------    ------------
          Total assets......................................  $121,325,076    $101,669,993
                                                              ------------    ------------

                                       LIABILITIES

Accounts payable and accrued liabilities....................  $  3,570,464    $  4,515,961
Federal and state income taxes payable......................     7,944,021         784,878
Deferred income taxes payable...............................    14,122,563      22,457,157
                                                              ------------    ------------
          Total liabilities.................................    25,637,048      27,757,996
                                                              ------------    ------------
Net Assets..................................................  $ 95,688,028    $ 73,911,997
                                                              ============    ============
Net assets per share (3,500,000 no par value common shares
  authorized, 953,490 shares issued, 951,590 and 955,956
  shares outstanding in 2001 and 2000 respectively).........  $     100.56    $      77.32
                                                              ============    ============

  The Consolidated Financial Statements should be read in conjunction with the
                              2000 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000
                                  (UNAUDITED)

                                                                  2001           2000
                                                              ------------    ----------
                                  INCOME
Dividends...................................................  $    593,481    $  802,933
Interest....................................................     1,354,061       258,796
Gain on sale of real estate.................................       115,068        10,000
Equity in earnings of joint venture.........................            --       177,974
Other.......................................................         3,086         3,834
                                                              ------------    ----------
          Total income......................................     2,065,696     1,253,537
                                                              ------------    ----------

                                 EXPENSES
General and administrative..................................        42,674        44,539
Professional fees...........................................        59,723        47,379
Other.......................................................       114,900       107,581
                                                              ------------    ----------
          Total expenses....................................       217,297       199,499
                                                              ------------    ----------
Earnings before income taxes and realized and unrealized
  appreciation on investments...............................     1,848,399     1,054,038
Provision for income taxes..................................      (577,000)     (303,000)
                                                              ------------    ----------
Net income before realized and unrealized appreciation on
  investments...............................................     1,271,399       751,038
Gain realized on investments in other companies (net of
  income tax provision of $14,373,000 in 2001 and $767,000
  in 2000)..................................................    21,332,279     1,199,753
Change in unrealized appreciation (depreciation) of
  investments for the period, net of deferred taxes.........   (16,878,076)      559,932
                                                              ------------    ----------
          Net increase in net assets resulting from
             operations.....................................  $  5,725,602    $2,510,723
                                                              ============    ==========

  The Consolidated Financial Statements should be read in conjunction with the
                              2000 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000
                                  (UNAUDITED)

                                                                  2001          2000
                                                              ------------   -----------
Increase in net assets from operations
  Investment income, net....................................  $  1,271,399   $   751,038
  Realized gain on investments, net.........................    21,332,279     1,199,753
  Change in unrealized appreciation, net....................   (16,878,076)      559,932
                                                              ------------   -----------
     Net increase in net assets resulting from operations...     5,725,602     2,510,723
Distributions to shareholders of $1.00 per share
  in 2001 and $.75 in 2000 from investment income, net......      (915,662)     (467,356)
Treasury shares purchased...................................      (278,323)   (1,124,731)
                                                              ------------   -----------
     Total increase.........................................     4,531,617       918,636
Net assets
  Beginning of period.......................................    91,156,411    72,993,361
                                                              ------------   -----------
  End of period.............................................  $ 95,688,028   $73,911,997
                                                              ============   ===========

  The Consolidated Financial Statements should be read in conjunction with the
                              2000 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                           INVESTMENTS IN SECURITIES
                             JUNE 30, 2001 AND 2000
                                  (UNAUDITED)

                                                            2001                       2000
                                                  ------------------------   ------------------------
                                                  PRINCIPAL                  PRINCIPAL
                                                  AMOUNT OR                  AMOUNT OR
                                                  NO. SHARES   FAIR VALUE    NO. SHARES   FAIR VALUE
                                                  ----------   -----------   ----------   -----------
Common Stocks -- 87.9% in 2001 and 96.6% in 2000
Financial Services -- 54.6% in 2001 and
  66.5% in 2000
  Coast Bank of Florida PFD.....................     100,000   $ 1,100,000           --   $        --
  M & T Bank Corporation........................     500,000    37,750,000    1,250,000    56,250,000
  Merchants Group, Inc..........................     135,000     2,855,250      135,000     2,244,375
  Three Rivers Bancorp, Inc.....................     357,700     4,024,125      124,300       815,718
Manufacturing -- 18.8% in 2001 and 18.7% in 2000
  Acme Electric Corporation.....................          --            --    1,010,000     8,711,250
  Allied Healthcare, Inc........................     850,000     2,720,000           --            --
  Amcast, Inc...................................     675,200     5,772,960           --            --
  CPAC, Inc.....................................     111,571       686,162           --            --
  Exolon -- ESK Company.........................      64,700       711,700       64,700       711,700
  Marine Transport Corporation..................          --            --      700,000     1,706,250
  Sunrype Products, Inc.........................      65,900       224,179           --            --
  Todd Shipyards Corporation....................     700,000     5,600,000      700,000     5,512,500
Services -- 5.3% in 2001 and 4.3% in 2000
  Barrister Global Services Network, Inc........     159,810       111,867      159,810       169,798
  Ecology & Environment, Inc....................     425,000     3,633,750      425,000     2,576,563
  High Falls Brewery Company, LLC...............     185,000       740,000           --            --
  Imperial Parking Corporation..................          --            --       62,500     1,046,875
Diversified -- 9.2% in 2001 and 7.1% in 2000
  Bell Industries, Inc..........................          --            --      108,900       285,863
  Denison Mines Ltd. ...........................   3,529,000       359,958           --            --
  First Union Real Estate.......................   2,034,100     4,678,430    1,296,400     3,808,175
  First Union R/E PFD Conv Ser A................     134,000     2,680,000       30,700       614,000
  Price Enterprises, Inc........................          --            --       17,000       114,223
  Tandycrafts, Inc..............................          --            --      533,511     1,500,500
                                                               -----------                -----------
Total Common Stocks -- (cost of $34,106,245 in
  2001 and $26,552,275 in 2000).................               $73,648,381                $86,067,789
                                                               -----------                -----------
Debentures -- 12.1% in 2001 and 3.4% in 2000
  Excel Legacy Corporation 10% due 2004.........  $  668,000       615,395   $  668,000       489,310
  First Union Real Estate Equity Investments
     8.87% due 2003.............................     100,000        94,500      100,000        91,250
  High Falls Brewery Company 12% due 2008.......   1,110,000     1,110,000           --            --
  Malan Realty Investments 9.5% due 2004........   2,000,000     1,900,000           --            --
  Moran Energy, Inc 8.75% due 2008..............      95,000        92,981           --            --
  Rose Hills Company 9.5% due 2004..............   3,885,000     2,913,750           --            --
  Sizeler Property Investors, Inc. 8% due
     2003.......................................   3,442,000     3,407,580    2,758,000     2,458,067
                                                               -----------   ----------   -----------
Total Debentures (cost of $9,400,550 in 2001 and
  3,120,950 in 2000)............................               $10,134,206                $ 3,038,628
                                                               -----------                -----------
Total -- 100% (cost of $43,506,795 in 2001 and
  $29,673,225 in 2000)..........................               $83,782,587                $89,106,418
                                                               ===========                ===========

  The Consolidated Financial Statements should be read in conjunction with the
                              2000 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2001 AND 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION.

  (A) Organization

     First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware on July 1, 1987. On January 3, 1995 First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

  (B) Principles of consolidation and financial statement presentation

     The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

  (C) Security valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation or, if the exchange or market is not open for trading on that day, on the next preceding trading date; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities of privately-held issuers or for which market quotations are unavailable are valued at fair value as determined in good faith by the Company's Board of Directors. In determining fair value, the Board of Directors may consider, if available, financial statements such as balance sheets and statements of operations; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of the securities; and other factors which the directors deem relevant.

     Unrealized appreciation and/or depreciation is included in the statement of operations, net of the effective tax rate, to arrive at the change in net assets.

  (D) Real estate

     The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include estimated net cash flows and utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

     The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate."

  (E) Investment in joint venture

     The Company had an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used fair market comparables in the existing subdivision developed by the venture in valuing its investment at its estimated fair value. At June 30, 2001, the venture had sold all lots. At June 30, 2000 the venture owned 3 lots at a cost of $113,268.

  (F) Income taxes

     The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

     Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in securities and investment in joint venture in the accompanying Consolidated Statements of Assets and Liabilities.

  (G) Distributions to Shareholders

     Dividends payable to shareholders are recorded on the declaration date.

  (H) Management's use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses; and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

  (I) Amortization Policies

     The discount on debentures is amortized to cost over the life of the debentures at the effective rate of interest.

  (J) Other

     The Company follows the industry practice of recording security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

  (K) Reclassification

     Certain amounts on the June 30, 2000 consolidated statement of operations have been reclassified to conform to the June 30, 2001 presentation.

2. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities were $19,776,869 and $42,160,637 respectively for the six month period ended June 30, 2001 and $2,866,841 and $4,884,000 respectively for the six months ended June 30, 2000. The net gain on sale of investments in other companies for the respective six month period was $21,332,279 in 2001 and $1,199,753 in 2000.

     The gross unrealized gain on investments in other companies totaled $44,249,320 and $62,274,883 for the six months ended June 30, 2001 and 2000, respectively. Gross unrealized losses were $3,973,528 and $2,841,690 at June 30, 2001 and 2000.

3. MORTGAGE LOANS

     The Company's investments in mortgage loans as of June 30, 2001 and 2000 are as follows:

                                             2001                                 2000
                               ---------------------------------    ---------------------------------
                               INTEREST   MATURITY   OUTSTANDING    INTEREST   MATURITY   OUTSTANDING
                                 RATE       DATE       BALANCE        RATE       DATE       BALANCE
                               --------   --------   -----------    --------   --------   -----------
Permanent first mortgage
  loans on condominiums......     16%     12/2002      $50,734         16%     12/2002      $52,513
                                                       -------                              -------
                                                       $50,734                              $52,513
                                                       =======                              =======

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

4. REAL ESTATE

     The estimated fair value of real estate owned at June 30, 2001 and 2000, respectively is $2,000,000. It consists of one tract of commercially zoned property totaling 30 acres. Land held for investment is considered non-income producing.

5. OTHER ASSETS

     The components of other assets at June 30, 2001 and 2000 are as follows:

                                                                 2001          2000
                                                              ----------    ----------
Deferred compensation, funded...............................  $2,889,677    $2,802,327
Miscellaneous...............................................       3,553        21,183
                                                              ----------    ----------
                                                              $2,893,230    $2,823,510
                                                              ==========    ==========

     The deferred compensation includes $2,890,000 and $2,802,000 at June 2001 and 2000 respectively, that is owed to affiliated persons pursuant to a deferred compensation plan. The deferred compensation has accrued over seventeen years. Contributions are no longer being made to the plan.

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     The components of accounts payable and accrued liabilities at June 30, 2001 and 2000 are as follows:

                                                                 2001          2000
                                                              ----------    ----------
Trade accounts payable......................................  $  234,898    $  394,607
Accounts payable for securities.............................     271,847       711,136
Deferred compensation (note 5)..............................   2,889,677     2,802,327
Dividends payable...........................................          --       465,431
Miscellaneous accruals and payable..........................     174,042       142,460
                                                              ----------    ----------
                                                              $3,570,464    $4,515,961
                                                              ==========    ==========

7. NET ASSETS PER SHARE

     Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock 951,590 and 955,956 at June 30, 2001 and 2000, respectively. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock resulting in the issuance of an additional 37,828 shares of common stock at June 30, 2001 and 35,594 shares at June 30, 2000.

8. SHARE REPURCHASE PROGRAM

     At June 30, 2001 the Company has repurchased 592,780 shares as treasury shares at a cost of $18,417,374. At June 30, 2001, 590,880 treasury shares were cancelled and retired. During 2001 through June 30, the Company has repurchased 3,700 shares at an average cost of $75.34 per share on the Boston Stock Exchange, the exchange on which the Company's shares are traded. At the July 25, 2001 Board of Directors meeting, the directors authorized the continuation of the share repurchase program.

9. ACCUMULATED UNDISTRIBUTED INCOME

     At June 30, 2001, accumulated undistributed net investment income was $6,243,363, accumulated and undistributed net realized gains on investment transactions was $56,825,680 and the net unrealized appreciation in value of investments was $20,832,018.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

10. DISTRIBUTION TO SHAREHOLDERS

     Two dividends totaling $1.00 per share were declared during the six months ended June 30, 2001. Two dividends of $0.75 each per share were declared during the six months ended June 30, 2000. The dividends are taxable to stockholders as ordinary income.

     At a meeting held on June 19, 2000, the Company's directors adopted a dividend policy to reflect the Company's intention to distribute to shareholders as dividends all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company's case, the sources of such income are primarily dividends and interest received on its portfolio investments. The Company intends to continue payment of quarterly dividends and, in addition, to include in the fourth quarter dividend an adjusting dividend if necessary to effect a distribution of all undistributed personal holding company income and avoid special taxes imposed by the Internal Revenue Code on the undistributed personal holding company income of personal holding companies.

11. REMUNERATION

     Each Director receives fees of $2,500 per directors' meeting attended and $1,000 per audit committee meeting attended. The Chairman also receives a $1,500 monthly salary. For the six months ended June 30, 2001 and 2000 directors' fees totaled $18,000 and $33,000, respectively.

     There was no aggregate remuneration paid during the six months ended June 30, 2001 and 2000.

     The Company paid brokerage fees of $91,952 and $73,670 for the six months ended June 30, 2001 and 2000, respectively. Trubee, Collins & Co., Inc. received $10,834 and $52,445 during the six months ended June 30, 2001 and 2000, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is a registered person.

12. INCENTIVE STOCK GRANT AND OPTION PLAN

     During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. All options are fully vested and exercisable but no options have been exercised at June 30, 2001. At the Annual Meeting of Shareholders held on July 25, 2001, the shareholders approved the incentive stock grant and option plan.

13. COMMITMENTS AND CONTINGENCIES

     At June 30, 2001 the Company has approximately $250,000 of undisbursed contractual commitments in connection with real estate. In order to protect its investments, the Company may be required to furnish amounts in excess of its current investments or commitments.

     The Company is not involved in any legal actions.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                    COMPUTATION OF NET ASSET VALUE PER SHARE

                           PRIMARY AND FULLY DILUTED
                FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000
                                  (UNAUDITED)

                                                                 2001           2000
                                                              -----------    -----------
Primary
Net Assets..................................................  $95,688,028    $73,911,997
                                                              ===========    ===========
Shares Outstanding..........................................      913,762        920,362
                                                              ===========    ===========
Net Asset Value per Share...................................  $    104.72    $     80.31
                                                              ===========    ===========
Fully Diluted
Options.....................................................       45,000         45,000
Exercise Price of $12.75
Market Price of $80.00 in 2001 and $61.00 in 2000...........  $    (7,172)   $    (9,406)
                                                              -----------    -----------
Additional Shares Attributable to Stock Options.............       37,828         35,594
Shares Outstanding..........................................      913,762        920,362
                                                              -----------    -----------
                                                                  951,590        955,956
Net Asset Value per Share...................................  $    100.56    $     77.32
                                                              ===========    ===========

  Annual Meeting Summary

     On July 25, 2001 the annual shareholders meeting was held in Buffalo, New York. At the meeting, six directors, constituting the entire Board of Directors, were elected to serve a one year term. The votes were as follows:

DIRECTORS NAME                                                  FOR     WITHHELD
--------------                                                -------   --------
Brent D. Baird..............................................  825,943    2,925
Bruce C. Baird..............................................  825,943    2,925
Theodore E. Dann, Jr........................................  828,143      725
Patrick W. E. Hodgson.......................................  828,143      725
James E. Traynor............................................  828,095      773
H. Thomas Webb III..........................................  825,897    2,971

     To ratify the exercise by Messrs. H. Thomas Webb III and James Traynor of options to purchase the Company's common stock awarded to them in 1987 at the exercise price of $12.75, the votes were as follows:

  FOR     AGAINST   ABSTAIN
-------   -------   -------
688,068   18,052    122,748

     To ratify the appointment of KPMG LLP, the votes were as follows:

  FOR     AGAINST   ABSTAIN
-------   -------   -------
824,393      920      3,555

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                       SELECTED PER SHARE DATA AND RATIOS

                FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000
                                  (UNAUDITED)

  Per Share Data and Ratios*

                                                               2001         2000
                                                              -------      ------
Investment income...........................................  $  2.17      $ 1.30
  Expenses (including income taxes).........................     (.83)       (.52)
                                                              -------      ------
  Investment income, net....................................     1.34         .78
  Distributions from investment income, net.................     (.96)       (.48)
  Net realized and unrealized gain on securities............     4.68        1.82
Share transactions..........................................      .02         .28
                                                              -------      ------
Net increase in net asset value.............................     5.08        2.40
Net asset value:
  Beginning of period.......................................    95.48       74.92
                                                              -------      ------
  End of period.............................................  $100.56      $77.32
                                                              =======      ======
Ratios
  Ratio of expenses to average net assets...................     0.23%       0.60%
  Ratio of investment income, net, to average net assets....     2.16%       1.48
  Portfolio turnover........................................    22.38%       3.22

* Per Share data is based upon the average number of shares outstanding for the 6 month periods. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

DIRECTORS
Brent D. Baird*
Private Investor

Bruce C. Baird
President
Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
President of Cinnamon Investments Ltd. and
Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
President
Buffalo Technologies Corporation

James E. Traynor+
President
Clear Springs Development Co., LLC

H. Thomas Webb III*
Senior Vice-President
Crescent Resources, Inc.

OFFICERS
Brent D. Baird
Chairman

H. Thomas Webb III
President

Bruce C. Baird
Vice President, Secretary & Treasurer

Cynthia Raby
Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

* Member of Executive Committee

+ Member of the Audit Committee